                                                                   Exhibit 10.58


October 2, 2000                                                     [QWEST LOGO]

Pac-West Telecom, Inc.
1776 W. March Lane
Suite 250
Stockton, CA 95207

Dear Mr. McCann:

We have received your request that, under Section 252(i) of the Telecommunications Act of 1996, Pac-West Telecom, Inc. ("CLEC") wishes to "Pick and Choose" in its entirety, the terms of the Interconnection Agreement and any associated amendments, if applicable, ("Agreement") between AT&T Corporation and Qwest Corporation fka U S WEST Communications, Inc. ("Qwest") that was approved by the Commission as an effective agreement in the State of Idaho. We understand you have a copy of the Agreement.

With respect to the aforementioned Agreement, Qwest and CLEC ("the Parties") understand and agree:

1. The Parties shall request the Commission to expedite its review and approval of this Agreement. This Agreement shall become effective upon such approval.

2. Notwithstanding the mutual commitments set forth herein, the Parties are entering into this Agreement without prejudice to any positions they have taken previously, or may take in the future, in any legislative, regulatory, or other public forum addressing any matters, including those relating to the types of arrangements contained in this Agreement. During the proceeding in which the Commission is to review and approve the Agreement, Qwest may point out that it has objected, and continues to object, to the inclusion of the terms and conditions to which it objected in the proceedings involving the approval of the Underlying Agreement.

3. This Agreement contains provisions based upon the decisions and orders of the FCC and the Commission under and with respect to the Act. Currently, court and regulatory proceedings affecting the subject matter of this Agreement are in various stages, including the proceedings where certain of the rules and regulations of the FCC are being challenged. In addition, there is uncertainty in the aftermath of the Supreme Court's decision in AT&T Corp, et al. v. Iowa Utilities Board. Based on that uncertainty, and the regulatory and judicial proceedings which will occur as a result of that decision, the Parties acknowledge that this Agreement may need to be changed to reflect any changes in law. The Agreement has not been corrected to reflect the requirements, claims or outcomes of any of the proceedings. Accordingly, when a final, decision or decisions are made in the proceedings that automatically change and modify the Underlying Agreement, then like changes and modifications will similarly be made to this Agreement. In addition, to the extent rules or laws are based on regulatory or judicial proceedings as a result of the recent Supreme Court decision, this Agreement will be amended to incorporate such changes. In the event of a Commission ruling in a generic cost docket that results in changes to the rates contained in this Agreement, the Agreement shall be automatically modified to reflect such changes in rates.

4. Subsequent to the execution of this Agreement, the FCC or the Commission may issue decisions or orders that change or modify the rules and regulations governing implementing of the Act. If such changes or modifications alter the state of the law upon which the Underlying Agreement was negotiated and agreed, and it reasonably appears that the parties to the Underlying Agreement would have negotiated and agreed to different term(s) condition(s) or covenant(s) than as contained in the Underlying Agreement had such change or modification been in existence before execution of the Underlying Agreement, then this Agreement shall be amended to reflect such different terms(s), condition(s), or covenant(s). Where the Parties fail to agree upon such an amendment, it shall be resolved in accordance with the Dispute Resolution provision of the Underlying Agreement which is being adopted pursuant to Section 252(i).

5. This Agreement shall continue in force and effect through the term of the Underlying Agreement. Thereafter, this Agreement can be terminated by either Party on thirty (30) days written notice, if another Interconnection Agreement will not replace the current Agreement. If there is a replacement Interconnection Agreement, one Party can notify the other Party that it is requesting Section 251/252 negotiations under the Federal Telecommunications Act of 1996 ("Act"). That notification will trigger the timeframes and procedures contained in Section 252 of the Act, or pursuant to the timeframes set forth by the appropriate state commission. In the event of such notice, the arrangements between our companies shall continue and be governed by the terms of the expired agreement until the new agreement is approved by the appropriate state commission.

6. This Agreement shall be interpreted in accordance with GTE Service Corp. v. Federal Communications Commission, No. 99-1176 (D.C. Cir. March 17, 2000). The Parties shall not be bound by any language in the Underlying Agreement, or any prior interpretation or performance under such language, that are inconsistent with the Court's decision in GTE Service Corp v. Federal Communications Commission. The Parties also recognize that certain provisions of the terms and conditions may be void or unenforceable as a result of the July 18, 1997 and October 14, 1997, decisions of the United States Eighth Circuit Court of Appeals. Additionally, this Agreement shall be interpreted in accordance with all other relevant judicial or regulatory decisions.

7. The Parties agree that Qwest's position has been, and continues to be, that Interconnection Agreements entered into pursuant to Sections 251 and 252 of the Act, including the reciprocal compensation provisions of those Agreements, apply only to local traffic. Local traffic is that traffic that originates and terminates in the same local calling area. Each company bears the burden of proof that the traffic being exchanged is in fact local in nature. "Pac-West's position has been, and continues to be, that local traffic does not necessarily exclude calls to internet service providers." "Qwest's prosition has been, and continues to be, that reciprocal compensation does not apply to internet traffic."

8. CLEC adopts the terms and conditions of the AT&T Corporation Agreement for interconnection with Qwest and in applying the terms and conditions, agrees that Pac-West Telecom, Inc. be substituted in place of "AT&T Corporation" throughout the Agreement wheteever the latter appears.

9. Qwest requests that notice to Qwest Corporation as may be required under the Agreement shall be provided as follows:

   To:    Qwest Corporation
          Director Interconnection Compliance
          1801 California Street, Room 2410
          Denver, CO 80202


          With copy to:
          Qwest Corporation Law Department

          Attention: General Counsel, Interconnection
          1801 California Street, 51st Floor
          Denver, CO 80202

     CLEC requests that notice to CLEC as may be required under the Agreement shall be provided as follows:

     To:  Mart McCann
          Regulatory Dept.
          Pac-West Telecom, Inc.
          1776 W. March Lane, Suite 250
          Stockton, CA 95207
          Phone: 209-926-4224

10. CLEC represents and warrants that it is a certified provider of local dialtone service in the State of Idaho, and that this Agreement will cover services in that state only.

Please sign all three original copies of this letter; retain one copy, and overnight two copies to Debi Hartl at 7800 East Orchard Road, Suite 250, Englewood, CO 80111 by December 1, 2000. After December 1, 2000 Qwest may rescind its willingness to consider the Agreement's terms and conditions, and will consider that you have withdrawn from good faith negotiations.

Please note that Qwest will file this letter with the appropriate state commission for approval; however, some state commissions will not approve the letter until the CLEC is certified by the state commission. You may want to contact the appropriate state commission to determine the requisite filing guidelines.

Sincerely,

[Graphic of Elizabeth J. Stamp signature]
Qwest Corporation
Elizabeth J. Stamp
Director - Interconnect
1801 California, Room 2410
Denver, CO 80202

I agree to all terms and conditions contained in this letter as indicated by my signature below:
Pac-West Telecomm, Inc.
______________________________________
CLEC Name
[Graphic of John F. Sumpter signature]
Signature
John F. Sumpter
______________________________________
Name
Vice President - Regulatory
______________________________________
Title
November 10, 2000
______________________________________
Date


Pac-West's signature on this document does not indicate its concurrence with Qwest's position on reciprocal compensation or with any other terms that did not appear in the Underlying Agreement being adopted, or which would purport to modify in any way the terms of the Underlying Agreement. Pac-West's signature indicates only that it is adopting the Underlying Agreement in its entirety, as Pac-West is permitted to do pursuant to Section 252(i) of the Communications Act of 1934, as amended, 47 U.S.C. (S)252(i). Pac-West will of course abide by any final determination as to the parties' obligations under the Underlying Agreement pursuant to state requirements, FCC rules, or other applicable requirements of judicial or regulatory authorities with jurisdiction.

                                                         Office of the Secretary
                                                              Service Date
                                                            February 27, 2001

                  BEFORE THE IDAHO PUBLIC UTILITIES COMMISSION

IN THE MATTER OF THE JOINT APPLICATION    )
OF QWEST CORPORATION AND FAIRPOINT        )    CASE NO. USW-T-00-13
COMMUNICATIONS, INC. FOR APPROVAL OF      )
THE SECOND AND THIRD AMENDMENTS TO A      )
WIRELINE INTERCONNECTION AGREEMENT        )
PURSUANT TO 47 U.S.C. (S)252(e).          )
__________________________________________)
IN THE MATTER OF THE JOINT APPLICATION    )
OF QWEST CORPORATION AND ADVANCED         )    CASE NO. USW-T-98-22
TELCOM, INC. FOR APPROVAL OF THE          )
SECOND AND THIRD AMENDMENTS TO AN         )
EXISTING WIRELINE INTERCONNECTION         )
AGREEMENT PURSUANT TO 47 U.S.C. (S)252(e).)
__________________________________________)
IN THE MATTER OF THE JOINT APPLICATION    )
OF QWEST CORPORATION AND DSLNET           )    CASE NO USW-T-99-19
COMMUNICATIONS, LLC FOR APPROVAL OF       )
THE FOURTH AND FIFTH AMENDMENTS TO        )
AN EXISTING WIRELINE INTERCONNECTION      )
AGREEMENT PURSUANT TO 47 U.S.C. (S)252(e).)
__________________________________________)
IN THE MATTER OF THE JOINT APPLICATION    )
OF VERIZON NORTHWEST, INC. AND            )    CASE NO. VZN-T-01-1
WASHINGTON RSA NO 8, LP FOR APPROVAL      )
OF A WIRELESS INTERCONNECTION             )
AGREEMENT PURSUANT TO 47 U.S.C. (S)252(e).)
__________________________________________)
IN THE MATTER OF THE JOINT APPLICATION    )
OF VERIZON NORTHWEST, INC. AND MAX-TEL    )    CASE NO. VZN-T-01-2
COMMUNICATIONS, INC. FOR APPROVAL         )
OF A WIRELINE INTERCONNECTION             )
AGREEMENT PURSUANT TO 47 U.S.C. (S)252(e).)
__________________________________________)
IN THE MATTER OF THE JOINT APPLICATION    )
OF QWEST CORPORATION AND MULTIBAND        )    CASE NO USW-T-99-30
COMMUNICATIONS, LLC. FOR APPROVAL OF      )
THE FIRST AND SECOND AMENDMENTS TO A      )
WIRELINE INTERCONNECTION AGREEMENT        )    ORDER NO. 28656
PURSUANT TO 47 U.S.C. (S)252(e).          )
                                          )
__________________________________________)







ORDER NO. 28656                        1
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IN THE MATTER OF THE APPLICATION OF        )
QWEST CORPORATION AND PAC-WEST             )    CASE NO. QWE-T-01-2
TELECOM, INC. FOR APPROVAL OF A            )
WIRELINE INTERCONNECTION                   )
AGREEMENT PURSUANT TO 47 U.S.C. (S)252(e)  )
___________________________________________)
IN THE MATTER OF THE APPLICATION OF        )
QWEST CORPORATION AND WASHINGTON           )    CASE NO. QWE-T-01-1
RSA NO. 8 LP FOR APPROVAL OF A TYPE 2      )
WIRELESS INTERCONNECTION                   )
AGREEMENT PURSUANT TO 47 U.S.C. (S)252(e)  )
___________________________________________)

     In these cases, the Commission is asked to approve both new interconnection agreements and amendments to agreements which were previously approved by the Commission.

                                   BACKGROUND

     Under the provisions of the federal Telecommunications Act of 1996, interconnection agreements must be submitted to the Commission for approval. 47 U.S.C. (S)252(e)(1). The Commission may reject an agreement adopted by negotiations only if it finds that the agreement: (1) discriminates against telecommunications carrier not a party to the agreement; or (2) implementation of the agreement is not consistent with the public interest, convenience and necessity. 47 U.S.C. (S)252(e)(2(9A). As the Commission recently noted in Order No. 28427, companies voluntarily entering into interconnection agreements "may negotiate terms, prices and conditions that do not comply with either the FCC rules or with the provisions with Section 251(b) or (c)." Order No. 28427 at 11 (emphasis original). This comports with the FCC's statement that "a state commission shall have authority to approve an interconnection agreement adopted by negotiation even if the terms of the agreement do not comply with the requirements of [Part 51]." 47 C.F.R. (S)51.3.

                          THE CURRENT APPLICATIONS

     The commission as been asked to approve these interconnection agreements and amendments to existing interconnection agreements. These agreements are discussed in greater detail below.

     1. Qwest Corporation and FairPoint Communications, Inc. (Case No. USW-T-00-13). In this case, the parties have requested the Commission to approve the Second and Third Amendments to the Wireline Interconnection Agreement approved by the Commission on July




ORDER NO. 28656                     2

17, 2000. Order No. 28444. The Second Amendment is made in order to add the terms, conditions and rates for Unbundled Dedicated Interoffice Transport and Unbundled Dark Fiber. The Third Amendment is made in order to add rates, terms and conditions for Line Sharing and Enhanced Extended Loop to the original Agreement.

     2. Qwest Corporation and Advanced TelCom, Inc. (Case No. USW-T-98-22). In this Application, the parties request that the Commission approve the Second and Third Amendments to an existing Wireline Interconnection Agreement approved by the Commission on January 26, 1999. Order No. 27892. The Second Amendment adds terms and conditions for local number portability arrangements. The Third Amendment adds Unbundled Network Elements Combinations to the original Agreement.

     3. Qwest Corporation and DSLnet Communications, LLC. (Case No. USW-T-99-19). In this Application, the parties request that the Commission approve the Fourth and Fifth Amendments to an existing Wireline Interconnection Agreement approved by the Commission on October 19, 1999. Order No. 28180. The Fourth Amendment is made in order to replace in its entirety, Section 8.2.4 of the original Agreement which addresses Unbundled Loops. The Fifth Amendment is made in order to replace the Interim Line Sharing Agreement the parties entered into on May 3, 2000. This Amendment adds terms, conditions and rates for Line Sharing.

     4. Verizon Northwest, Inc. and Washington RSA No. 8. LP. (Case No. VZN-T-01-1). In this case, the parties request that the Commission approve a wireless interconnection agreement. Washington RSA No. 8 has chosen to adopt the terms and conditions of the existing arbitrated interconnection agreement between AT&T Wireless Service, Inc. and Verizon. See Case No. GTE-T-99-3, Order No. 28229.

     5. Verizon Northwest, Inc. and Max-Tel Communications, Inc. (Case No. VZN-T-01-2). In this case, the parties request that the Commission approve a wireline interconnection agreement. The terms and conditions of this agreement are similar to those previously approved by the Commission. See Case No. VZN-T-00-3, Order No. 28577. However, Max-Tel does not currently have a valid Certificate of Public Convenience and Necessity authorizing them to offer the services covered by its interconnection agreement with Verizon. Max-Tel did file an Application for a Certificate. However, the Commission conditioned the issuance of this Certificate on the Company posting a $5,000 performance bond and filing its final tariff. See




ORDER NO. 28656                       3

Case No. GNR-T-97-2, Order Nos. 27018 and 27122. Max-Tel has never satisfied these conditions, thus it still has not obtained a valid Certificate.

     6. Qwest Corporation and Multiband Communications, LLC. (Case No. USW-T-99-30). In this Application, the parties request that the Commission approve the First and Second Amendments to the existing Wireline Interconnection Agreement for the state of Idaho. The First Amendment is made in order to replace the Line Sharing Agreement entered into by the parties in April 2000. It replaces rates, terms and conditions in the original Agreement. The Second Amendment is made to replace both the terms and conditions regarding Line Sharing that are stated in the original Agreement and the First Amendment. To the extent Multiband is intending to offer local exchange service through its interconnection agreement with Qwest it does not have a valid Certificate of Public Convenience and Necessity. To the extent Multiband is offering non-basic local exchange services it has not complied with the requirements of Idaho Code
(SS)62-604 and 62-606.

     7. Qwest Corporation and Pac-West Telecom, Inc. (Case No. QWE-T-01-2). In this case, the parties request that the Commission approve a wireline interconnection agreement. Pac-West has chosen to adopt the terms and conditions of the existing interconnection agreement between AT&T Corporation and Qwest Corporation f.k.a. U S West Communications, Inc. Case Nos. USW-T-96-15 and ATT-T-96-1.

     8. Qwest Corporation and Washington RSA No. 8, LP (Case No. QWE-T-01-1). In this Application, the parties request that the Commission approve a Type 2 Wireless Interconnection Agreement for the state of Idaho. The rates and terms of the interconnection agreement are similar to those previously approved by the Commission. See Case No. USW-T-97-7, Order No. 27039.

                       STAFF ANALYSIS AND RECOMMENDATION

     The Staff has reviewed these Applications and did not find that any terms and conditions to be discriminatory or contrary to the public interest. Staff believes that the interconnection agreements and the amendments to interconnection agreements are consistent with the pro-competitive policies of this Commission, the Idaho Legislature, and the federal Telecommunications Act. Accordingly, Staff believes that the Applications merit the Commission's approval.



ORDER NO. 28656                        4

                              COMMISSION DECISION

Under the terms of the Telecommunications Act, interconnection agreements must be submitted to the Commission for approval. 47 U.S.C. (S)252(e)(1). The Commission's review is limited, however. The Commission may reject an agreement adopted by negotiation only if it finds that the agreement discriminates against a telecommunication carrier not a party to the agreement or implementation of the agreement is not consistent with the public interest, convenience and necessity. Id. Based upon our review of the Application, the Staff's recommendation and on the fact no other person commented on these Applications, the Commission finds that the above interconnection agreements and amendments to previously approved interconnection agreements are consistent with the public interest, convenience and necessity and do not discriminate. Therefore, the Commission finds that these Applications should be approved.

                                     ORDER

     IT IS HEREBY ORDERED that the interconnection agreements and amendments to interconnection agreements discussed above are approved. Terms of the agreements that are not already in effect shall be effective as of the date of this Order.

     IT IS FURTHER ORDERED that the Second and Third Amendments to the existing Interconnection Agreement between Qwest Corporation and FairPoint
Communications, Inc., in Case No. USW-T-00-13, are approved.

     IT IS FURTHER ORDERED that the Second and Third Amendments to an existing Wireline Interconnection Agreement between Qwest Corporation and Advanced TelCom, Inc., in Case No. USW-T-98-22, are approved.

     IT IS FURTHER ORDERED that the Fourth and Fifth Amendments to an existing Wireline Interconnection Agreement between Qwest Corporation and DSLnet Communications, LLC, in Case No. USW-T-99-19, are approved.

     IT IS FURTHER ORDERED that the Wireless Interconnection Agreement between Verizon Northwest, Inc. and Washington RSA No. 8, LP, in Case No. VZN-T-01-1, is approved.

     IT IS FURTHER ORDERED that the Resale Interconnection Agreement between Verizon Northwest, Inc. and Max-Tel Communications, Inc., in Case No. VZN-T-01-2, is approved. However, Max-Tel may not begin to provide service in Idaho until it has secured a




ORDER NO. 28656                       5
valid Certificate of Public Convenience and Necessity from the Commission by posting a $5,000 performance bond and filing its final tariff. See Order Nos. 27018 and 27122.

     IT IS FURTHER ORDERED that the First and Second Amendments to the existing Wireline Interconnection Agreement between Qwest Corporation and Multiband Communications, LLC, in Case No. USW-T-99-30, are approved. Approval of this Agreement does not negate the Company's responsibilities to obtain a Certificate of Public Convenience and Necessity if it is offering local exchange services or complying with Idaho Code (SS)62-604 and 62-606 if it only provides other telecommunications services.

     IT IS FURTHER ORDERED that the Wireline Interconnection Agreement between Qwest Corporation and Pac-West Telecom, Inc., in Case No. QWE-T-01-2, is approved.

     IT IS FURTHER ORDERED that the Type 2 Wireless Interconnection Agreement between Qwest Corporation and Washington RSA No. 8, LP, in Case No. QWE-T-01-1, is approved.

THIS IS A FINAL ORDER. Any person interested in this Order (or in issues finally decided by this Order) or in interlocutory Orders previously issued in these Case Nos. USW-T-00-13, USW-T-98-22, USW-T-99-19, VZN-T-01-1, VZN-T-01-2,
USW-T-99-30, QWE-T-01-2, QWE-T-01-1 may petition for reconsideration within twenty-one (21) days of the service date of this Order with regard to any matter decided in this Order or in interlocutory Orders previously issued in these cases. Within seven (7) days after any person as petitioned for reconsideration, any other person may cross-petition for reconsideration. See Idaho Code
(SS)61-626 and 62-619.



ORDER NO. 28656                        6

     DONE by Order of the Idaho Public Utilities Commission at Boise, Idaho, this 26th day of February 2001.



                                           /s/ Dennis S. Hansen
                                           --------------------------------
                                           DENNIS S. HANSEN, PRESIDENT



                                           /s/ Marsha H. Smith
                                           --------------------------------
                                           MARSHA H. SMITH, COMMISSIONER



                                           /s/ Paul Kjellander
                                           --------------------------------
                                           PAUL KJELLANDER, COMMISSIONER



 ATTEST:


/s/ Jean D. Jewell
------------------------------
Jean D. Jewell
Commission Secretary





ORDER NO. 28656                         7